Exhibit 99.2

1

Federal Financial Institutions Examination Council

Board of Governors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurance Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Expires December 31, 2011

Consolidated Reports of Condition and Income for

A Bank With Domestic Offices Only—FFIEC 041

Report at the close of business September 30, 2011

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number   7278

     (RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

  The Suffolk County National Bank

Legal Title of Bank (RSSD 9017)

  Riverhead

City (RSSD 9130)

NY	11901-9000
State Abbrev. (RSSD 9200)	Zip Code (RSSD 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

2

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

J. Gordon Huszagh	J. Gordon Huszagh
Name (TEXT C490)	Name (TEXT C495)

President & CEO	President & CEO
Title (TEXT C491)	Title (TEXT C496)

ghuszagh@scnb.com	ghuszagh@scnb.com
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

(631)208-2404	(631)208-2404
Telephone: Area code/phone number/extension (TEXT C493)	Telephone: Area code/phone number/extension (TEXT 8902)

(631)369-2230	(631)369-2230
FAX: Area code/phone number (TEXT C494)	FAX: Area code/phone number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

J. Gordon Huszagh	Aldo Columbano
Name (TEXT C366)	Name (TEXT C371)

President & CEO	SVP & Comptroller
Title (TEXT C367)	Title (TEXT C372)

ghuszagh@scnb.com	acolumba@scnb.com
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

(631)208-2404	(631)208-2273
Telephone: Area code/phone number/extension (TEXT C369)	Telephone: Area code/phone number/extension (TEXT C374)

(631)369-2230	(631)369-2230
FAX: Area code/phone number (TEXT C370)	FAX: Area code/phone number (TEXT C375)

3

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Secondary Contact

Jeanne P. Kelley	Linda Follett
Name (TEXT C437)	Name (TEXT C442)

Sr Vice President, Risk Manager	Vice President, BSA Officer
Title (TEXT C438)	Title (TEXT C443)

Compliance@scnb.com	Compliance@scnb.com
E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

(631)208-2292	(631)208-2293
Telephone: Area code/phone number/extension (TEXT C440)	Telephone: Area code/phone number/extension (TEXT C445)

Third Contact	Fourth Contact

Name (TEXT C870)	Name (TEXT C875)

Title (TEXT C871)	Title (TEXT C876)

E-mail Address (TEXT C872)	E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C873)	Telephone: Area code/phone number/extension (TEXT C878)

Schedule RI 4

Consolidated Report of Income

for the period January 1, 2011 - September 30, 2011

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Interest income:
a. Interest and fee income on loans:
(1) Loans secured by real estate:
(a) Loans secured by 1-4 family residential properties	RIA D4435	10,572			1.a.(1)(a)
(b) All other loans secured by real estate	RIA D4436	23,575			1.a.(1)(b)
(2) Commercial and industrial loans	RIA D4012	9,701			1.a.(2)
(3) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	RIA DB485	0			1.a.(3)(a)
(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIA DB486	3,041			1.a.(3)(b)
(4) Loans to foreign governments and official institutions	RIA D4056	0			1.a.(4)
(5) All other loans (1)	RIA D4058	599			1.a.(5)
(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIA D4010	47,488			1.a.(6)
b. Income from lease financing receivables	RIA D4065	0			1.b.
c. Interest income on balances due from depository institutions (2)	RIA D4115	140			1.c.
d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIA DB488	433			1.d.(1)
(2) Mortgage-backed securities	RIA DB489	4,558			1.d.(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIA D4060	5,374			1.d.(3)
e. Interest income from trading assets	RIA D4069	0			1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIA D4020	0			1.f.
g. Other interest income	RIA D4518	162			1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	RIA D4107	58,155			1.h.
2. Interest expense:
a. Interest on deposits:
(1) Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIA D4508	35			2.a.(1)
(2) Nontransaction accounts:
(a) Savings deposits (includes MMDAs)	RIA D0093	1,583			2.a.(2)(a)
(b) Time deposits of $100,000 or more	RIA DA517	1,576			2.a.(2)(b)
(c) Time deposits of less than $100,000	RIA DA518	985			2.a.(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIA D4180	1			2.b.
c. Interest on trading liabilities and other borrowed money	RIA D4185	653			2.c.

(1)	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
(2)	Includes interest income on time certificates of deposit not held for trading.

Schedule RI 5

Schedule RI - Continued

Dollar Amounts in Thousands		Bil	Mil	Thou
d. Interest on subordinated notes and debentures	RIA D4200	0			2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIA D4073	4,833			2.e.
3. Net interest income (item 1.h minus 2.e)	RIA D4074	53,322			3.
4. Provision for loan and lease losses	RIA D4230	24,088			4.
5. Noninterest income:
a. Income from fiduciary activities (1)	RIA D4070	644			5.a.
b. Service charges on deposit accounts	RIA D4080	2,952			5.b.
c. Trading revenue (2)	RIA DA220	0			5.c.
d.
(1) Fees and commissions from securities brokerage	RIA DC886	303			5.d.(1)
(2) Investment banking, advisory, and underwriting fees and commissions	RIA DC888	0			5.d.(2)
(3) Fees and commissions from annuity sales	RIA DC887	351			5.d.(3)
(4) Underwriting income from insurance and reinsurance activities	RIA DC386	29			5.d.(4)
(5) Income from other insurance activities	RIA DC387	211			5.d.(5)
e. Venture capital revenue	RIA DB491	0			5.e.
f. Net servicing fees	RIA DB492	0			5.f.
g. Net securitization income	RIA DB493	0			5.g.
h. Not applicable
i. Net gains (losses) on sales of loans and leases	RIA D5416	332			5.i.
j. Net gains (losses) on sales of other real estate owned	RIA D5415	0			5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIA DB496	(31)			5.k.
l. Other noninterest income (*)	RIA DB497	2,240			5.l.
m. Total noninterest income (sum of items 5.a. through 5.l)	RIA D4079	7,031			5.m.
6.
a. Realized gains (losses) on held-to-maturity securities	RIA D3521	0			6.a.
b. Realized gains (losses) on available-for-sale securities	RIA D3196	1,645			6.b.
7. Noninterest expense:
a. Salaries and employee benefits	RIA D4135	23,458			7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIA D4217	5,842			7.b.
c.
(1) Goodwill impairment losses	RIA DC216	0			7.c.(1)
(2) Amortization expense and impairment losses for other intangible assets	RIA DC232	14			7.c.(2)
d. Other noninterest expense (*)	RIA D4092	14,121			7.d.
e. Total noninterest expense (sum of items 7.a. through 7.d)	RIA D4093	43,435			7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e.)	RIA D4301	(5,525)			8.
9. Applicable income taxes (on item 8)	RIA D4302	(4,552)			9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIA D4300	(973)			10.
11. Extraordinary items and other adjustments, net of income taxes (*)	RIA D4320	0			11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)
	RIA DG104	(973)			12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIA DG103	0			13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIA D4340	(973)			14.

(1)	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a. must equal the amount reported in Schedule RC-T, item 22.
(2)	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c. must equal the sum of Memorandum items 8.a through 8.e.
(*)	Describe on Schedule RI-E - Explanations

Schedule RI 6

Schedule RI - Continued

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIA D4513	0			M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (1)
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIA D8431	683			M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIA D4313	0			M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIA D4507	5,332			M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole #)	RIA D4150	366			M.5.
Memorandum item 6 is to be completed by: (1)
— banks with $300 million or more in total assets, and
— banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIA D4024	599			M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition (2)	RIA D9106				M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.
a. Interest rate exposures	RIA D8757	N/A			M.8.a.
b. Foreign exchange exposures	RIA D8758	N/A			M.8.b.
c. Equity security and index exposures	RIA D8759	N/A			M.8.c.
d. Commodity and other exposures	RIA D8760	N/A			M.8.d.
e. Credit exposures	RIA DF186	N/A			M.8.e.
Memorandum items 8.f and 8.g are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above. (1)
f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	RIA DK090	N/A			M.8.f.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIA DK094	N/A			M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
a. Net gains (losses) on credit derivatives held for trading	RIA DC889	0			M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIA DC890	0			M.9.b.
10. To be completed by banks with $300 million or more in total assets: (1)
Credit losses on derivatives (see instructions)	RIA DA251	0			M.10.

		Yes/No
11. Does the reporting bank have a Subchapter Selection in effect for federal income tax purposes for the current tax year?	RIA DA530	NO			M.11.

Dollar Amounts in Thousands		Bil	Mil	Thou
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIA DF228			N/A	M.12.

(1)	The asset size tests and the 5% of total loans test are generally based on the total assets and loans reported on the June 30, 2010, Report of Condition.
(2)	For example, a bank acquired on March 1, 2011 would report 20110301.

Schedule RI 7

Schedule RI - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
a. Net gains (losses) on assets	RIA DF551			N/A	M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIA DF552			N/A	M.13.a.(1)
b. Net gains (losses) on liabilities	RIA DF553			N/A	M.13.b.
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk
	RIA DF554			N/A	M.13.b.(1)
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:
a. Total other-than-temporary impairment losses	RIA DJ319			0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIA DJ320			0	M.14.b.
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIA DJ321			0	M.14.c.

Schedule RIA 8

Schedule RI-A - Changes in Bank Equity Capital

Indicate decreases and losses in parentheses.

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Total bank equity capital most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIA D3217	143,262			1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors (*)	RIA DB507	(8,764)			2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIA DB508	134,498			3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIA D4340	(973)			4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIA DB509	0			5.
6. Treasury stock transactions, net	RIA DB510	0			6.
7. Changes incident to business combinations, net	RIA D4356	0			7.
8. LESS: Cash dividends declared on preferred stock	RIA D4470	0			8.
9. LESS: Cash dividends declared on common stock	RIA D4460	0			9.
10. Other comprehensive income (1)	RIA DB511	3,958			10.
11. Other transactions with parent holding company (*) (not included in items 5, 6, 8, or 9 above)	RIA D4415	2,000			11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIA D3210	139,483			12.

(*)	Describe on Schedule RI-E - Explanations
(1)	Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

Schedule RIBI 9

Schedule RI-B — Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs (1) and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar Amounts in Thousands	(Column A) Charge-offs: Calendar YTD		(Column B) Recoveries: Calendar YTD
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	RIA DC891	0	RIA DC892	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	RIA DC893	232	RIA DC894	0	1.a.(2)
b. Secured by farmland	RIA D3584	0	RIA D3585	0	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIA D5411	191	RIA D5412	0	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	RIA DC234	363	RIA DC217	0	1.c.(2)(a)
(b) Secured by junior liens	RIA DC235	48	RIA DC218	2	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	RIA D3588	0	RIA D3589	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RIA DC895	358	RIA DC896	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	RIA DC897	1,474	RIA DC898	0	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	RIA D4481	0	RIA D4482	0	2.
3. Not applicable
4. Commercial and industrial loans	RIA D4638	6,180	RIA D4608	551	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	RIA DB514	0	RIA DB515	0	5.a.
b. Automobile loans	RIA DK129	17	RIA DK133	32	5.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIA DK205	161	RIA DK206	32	5.c.
6. Loans to foreign governments and official institutions	RIA D4643	0	RIA D4627	0	6.
7. All other loans (2)	RIA D4644	356	RIA D4628	0	7.
8. Lease financing receivables	RIA D4266	0	RIA D4267	0	8.
9. Total (sum of items 1 through 8)	RIA D4635	9,380	RIA D4605	617	9.

(1)	Include write-downs arising from transfers of loans to a held-for-sale account.
(2)	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RIBI 10

Schedule RI-B - Continued

Part I. Continued

Memoranda

Dollar Amounts in Thousands	(Column A) Charge-offs: Calendar YTD		(Column B) Recoveries: Calendar YTD
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIA D5409	0	RIA D5410			0	M.1.
2. Memorandum items 2.a thru 2.d are to be completed by banks with $300 million or more in total assets: (2)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIA D4652	0	RIA D4662			0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIA D4654	0	RIA D4664			0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIA D4646	0	RIA D4618			0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIA DF185	0	RIA DF187			0	M.2.d.
3. Memorandum item 3 is to be completed by: (2)
— banks with $300 million or more in total assets, and
— banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIA D4655	356	RIA D4665			0	M.3.

Dollar Amounts in Thousands				Bil	Mil	Thou

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)			RIA DC388			N/A	M.4.

(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RIBII 11

Schedule RI-B - Continued

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Balance most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIA DB522	21,288			1.
2. Recoveries (must equal part I, item 9, column B, above)	RIA D4605	617			2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIA DC079	9,380			3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIA D5523	0			4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIA D4230	24,088			5.
6. Adjustments (see instructions for this schedule) (*)	RIA DC233	7,080			6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIA D3123	43,693			7.

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIA DC435	0			M.1.

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIA DC389	N/A			M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIA DC390	N/A			M.3.

Memorandum item 4 is to be completed by all banks.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIA DC781	0			M.4.

(*)	Describe on Schedule RI-E - Explanations

Schedule RIE 12

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:
a. Income and fees from the printing and sale of checks	RIA DC013	0			1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIA DC014	169			1.b.
c. Income and fees from automated teller machines (ATMs)	RIA DC016	609			1.c.
d. Rent and other income from other real estate owned	RIA D4042	0			1.d.
e. Safe deposit box rent	RIA DC015	0			1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIA DF229	0			1.f.
g. Bank card and credit card interchange fees	RIA DF555	894			1.g.
h. Gains on bargain purchases	RIA DJ447	0			1.h.
i. TEXT4461 Other Income	RIA D4461	87			1.i.
j. TEXT4462 Other Fee Income	RIA D4462	245			1.j.
k. TEXT4463 Other Income Electronic Banking Fees	RIA D4463	200			1.k.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:
a. Data processing expenses	RIA DC017	0			2.a.
b. Advertising and marketing expenses	RIA D0497	512			2.b.
c. Directors’ fees	RIA D4136	0			2.c.
d. Printing, stationery, and supplies	RIA DC018	0			2.d.
e. Postage	RIA D8403	0			2.e.
f. Legal fees and expenses	RIA D4141	718			2.f.
g. FDIC deposit insurance assessments	RIA D4146	2,541			2.g.
h. Accounting and auditing expenses	RIA DF556	0			2.h.
i. Consulting and advisory expenses	RIA DF557	0			2.i.
j. Automated teller machine (ATM) and interchange expenses	RIA DF558	0			2.j.
k. Telecommunications expenses	RIA DF559	519			2.k.
l. TEXT4464 Professional Services	RIA D4464	3,505			2.l.
m. TEXT4467 Fees & Subscriptions	RIA D4467	1,659			2.m.
n. TEXT4468	RIA D4468	0			2.n.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
a. (1) TEXT4469	RIA D4469	0			3.a.(1)
(2) Applicable income tax effect	RIA D4486	0			3.a.(2)
b. (1) TEXT4487	RIA D4487	0			3.b.(1)
(2) Applicable income tax effect	RIA D4488	0			3.b.(2)
c. (1) TEXT4489	RIA D4489	0			3.c.(1)
(2) Applicable income tax effect	RIA D4491	0			3.c.(2)

Schedule RIE 13

Schedule RI-E - Continued

Dollar Amounts in Thousands		Bil	Mil	Thou
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):
a. TEXTB526	RIA DB526	0			4.a.
b. TEXTB527	RIA DB527	0			4.b.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
a. TEXT4498 Downstream from Holding Company	RIA D4498	2,000			5.a.
b. TEXT4499	RIA D4499	0			5.b.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
a. TEXT4521 Reserve for Contingent Liabilities Adjustment	RIA D4521	(50)			6.a.
b. TEXT4522 see item 7b for explanation	RIA D4522	7,130			6.b.

		Yes/No
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
a. Comments?	RIA D4769	YES			7.a.
b. Other explanations:

(TEXT 4769)

The bank will be restating its allowance for loan loasses for the quarters ended September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011. The restated provision for loan losses for 2010 has increased to $32,086,000.00 from $16,996,000.00 and the restated charge-offs for 2010 are $16,236,066.17, increased from $8,226,090.60.

Schedule RC 14

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2011

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

Dollar Amounts in Thousands				Bil	Mil	Thou
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin (1)			RCON0081	30,579			1.a.
b. Interest-bearing balances (2)			RCON0071	136,386			1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)			RCON1754	9,422			2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)			RCON1773	307,442			2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold			RCONB987	0			3.a.
b. Securities purchased under agreements to resell (3)			RCONB989	0			3.b.
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale			RCON5369	397			4.a.
b. Loans and leases, net of unearned income	RCONB528	1,012,491					4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	43,693					4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			RCONB529	968,798			4.d.
5. Trading assets (from Schedule RC-D)			RCON3545	0			5.
6. Premises and fixed assets (including capitalized leases)			RCON2145	26,904			6.
7. Other real estate owned (from Schedule RC-M)			RCON2150	1,800			7.
8. Investments in unconsolidated subsidiaries and associated companies			RCON2130	0			8.
9. Direct and indirect investments in real estate ventures			RCON3656	0			9.
10. Intangible assets:
a. Goodwill			RCON3163	814			10.a.
b. Other intangible assets (from Schedule RC-M)			RCON0426	1,630			10.b.
11. Other assets (from Schedule RC-F)			RCON2160	38,310			11.
12. Total assets (sum of items 1 through 11)			RCON2170	1,522,482			12.

(1)	Includes cash items in process of collection and unposted debits.
(2)	Includes time certificates of deposit not held for trading.
(3)	Includes all securities resale agreements, regardless of maturity.

Schedule RC 15

Schedule RC - Continued

Dollar Amounts in Thousands				Bil	Mil	Thou
LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			RCON2200	1,353,679			13.a.
(1) Noninterest-bearing (1)	RCON6631	520,104					13.a.(1)
(2) Interest-bearing	RCON6636	833,575					13.a.(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased (2)			RCONB993	0			14.a.
b. Securities sold under agreements to repurchase (3)			RCONB995	0			14.b.
15. Trading liabilities (from Schedule RC-D)			RCON3548	0			15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			RCON3190	0			16.
17. Not applicable
18. Not applicable
19. Subordinated notes and debentures (4)			RCON3200	0			19.
20. Other liabilities (from Schedule RC-G)			RCON2930	29,320			20.
21. Total liabilities (sum of items 13 through 20)			RCON2948	1,382,999			21.
22. Not applicable							22.

EQUITY CAPITAL
Bank Equity Capital
23. Perpetual preferred stock and related surplus			RCON3838	0			23.
24. Common stock			RCON3230	2,333			24.
25. Surplus (exclude all surplus related to preferred stock)			RCON3839	21,391			25.
26.							26.
a. Retained earnings			RCON3632	114,030			26.a.
b. Accumulated other comprehensive income (5)			RCONB530	1,729			26.b.
c. Other equity capital components (6)			RCONA130	0			26.c.
27.							27.
a. Total bank equity capital (sum of items 23 through 26.c)			RCON3210	139,483			27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries			RCON3000	0			27.b.
28. Total equity capital (sum of items 27.a and 27.b)			RCONG105	139,483			28.
29. Total liabilities and equity capital (sum of items 21 and 28)			RCON3300	1,522,482			29.

(1)	Includes noninterest-bearing demand, time, and savings deposits.
(2)	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
(3)	Includes all securities repurchase agreements, regardless of maturity.
(4)	Includes limited-life preferred stock and related surplus.
(5)	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC 16

Schedule RC - Continued

Memoranda

To be reported with the March Report of Condition.

Number

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2010

RCON6724	N/A	M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4 = Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank’s financial statements by external auditors

7 = Compilation of the bank’s financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

MM/DD
To be reported with the March Report of Condition.
2. Bank’s fiscal year-end date	RCON8678	N/A	M.2.

Schedule RCA 17

Schedule RC-A - Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets.

Exclude assets held for trading.

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Cash items in process of collection, unposted debits, and currency and coin:
a. Cash items in process of collection and unposted debits	RCON0020	15,852			1.a.
b. Currency and coin	RCON0080	11,677			1.b.
2. Balances due from depository institutions in the U.S:
a. U.S. branches and agencies of foreign banks	RCON0083	0			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON0085	5,499			2.b.
3. Balances due from banks in foreign countries and foreign central banks:
a. Foreign branches of other U.S. banks	RCON0073	0			3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0			3.b.
4. Balances due from Federal Reserve Banks	RCON0090	133,937			4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	RCON0010	166,965			5.

Schedule RCB 18

Schedule RC-B - Securities

Exclude assets held for trading.

Dollar Amounts in Thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
1. U.S. Treasury securities	RCON0211	RCON0213	RCON1286	RCON1287
	0	0	0	0	1.
2. U.S. Government agency obligations (exclude mortgage- backed securities):
a. Issued by U.S. Government agencies (1)	RCON1289	RCON1290	RCON1291	RCON1293
	0	0	0	0	2.a.
b. Issued by U.S. Government-sponsored agencies (2)	RCON1294	RCON1295	RCON1297	RCON1298
	0	0	0	0	2.b.
3. Securities issued by states and political subdivisions in the U.S.	RCON8496	RCON8497	RCON8498	RCON8499
	9,422	10,310	157,190	170,885	3.
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities:
(1) Guaranteed by GNMA	RCONG300	RCONG301	RCONG302	RCONG303
	0	0	0	0	4.a.(1)
(2) Issued by FNMA and FHLMC	RCONG304	RCONG305	RCONG306	RCONG307
	0	0	404	462	4.a.(2)
(3) Other pass-through securities	RCONG308	RCONG309	RCONG310	RCONG311
	0	0	0	0	4.a.(3)
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1) Issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONG312	RCONG313	RCONG314	RCONG315
	0	0	118,737	125,659	4.b.(1)
(2) Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	0	0	4.b.(2)
(3) All other residential MBS	RCONG320	RCONG321	RCONG322	RCONG323
	0	0	11,966	10,356	4.b.(3)
c. Commercial MBS:
(1) Commercial mortgage pass-through securities:
(a) Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK142	RCONK143	RCONK144	RCONK145
	0	0	0	0	4.c.(1)(a)
(b) Other pass-through securities	RCONK146	RCONK147	RCONK148	RCONK149
	0	0	0	0	4.c.(1)(b)
(2) Other commercial MBS:
(a) Issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONK150	RCONK151	RCONK152	RCONK153
	0	0	0	0	4.c.(2)(a)
(b) All other commercial MBS	RCONK154	RCONK155	RCONK156	RCONK157
	0	0	0	0	4.c.(2)(b)

(1)	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2)	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3)	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RCB 19

Schedule RC-B - Continued

Dollar Amounts in Thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
5. Asset-backed securities and structured financial products:
a. Asset-backed securities (ABS) (from RC-B Memoranda)	RCONC026	RCONC988	RCONC989	RCONC027
	0	0	0	0	5.a.
b. Structured financial products:
(1) Cash	RCONG336	RCONG337	RCONG338	RCONG339
	0	0	0	0	5.b.(1)
(2) Synthetic	RCONG340	RCONG341	RCONG342	RCONG343
	0	0	0	0	5.b.(2)
(3) Hybrid	RCONG344	RCONG345	RCONG346	RCONG347
	0	0	0	0	5.b.(3)
6. Other debt securities:
a. Other domestic debt securities	RCON1737	RCON1738	RCON1739	RCON1741
	0	0	0	0	6.a.
b. Foreign debt securities	RCON1742	RCON1743	RCON1744	RCON1746
	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values (1)			RCONA510	RCONA511
			80	80	7.
8. total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b.)
	RCON1754	RCON1771	RCON1772	RCON1773
	9,422	10,310	288,377	307,442	8.

(1)	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

Schedule RCB 20

Schedule RC-B - Continued

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Pledged securities (1)	RCON0416	251,995			M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status): (1) (2)

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (4)

(1) Three months or less	RCONA549	106			M.2.a.(1)
(2) Over three months through 12 months	RCONA550	2,723			M.2.a.(2)
(3) Over one year through three years	RCONA551	10,946			M.2.a.(3)
(4) Over three years through five years	RCONA552	43,476			M.2.a.(4)
(5) Over five years through 15 years	RCONA553	123,056			M.2.a.(5)
(6) Over 15 years	RCONA554	0			M.2.a.(6)
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (5)
(1) Three months or less	RCONA555	0			M.2.b.(1)
(2) Over three months through 12 months	RCONA556	0			M.2.b.(2)
(3) Over one year through three years	RCONA557	0			M.2.b.(3)
(4) Over three years through five years	RCONA558	0			M.2.b.(4)
(5) Over five years through 15 years	RCONA559	0			M.2.b.(5)
(6) Over 15 years	RCONA560	462			M.2.b.(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
(1) Three years or less	RCONA561	100,731			M.2.c.(1)
(2) Over three years	RCONA562	35,284			M.2.c.(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	3,270			M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0			M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a. Amortized cost	RCON8782	0			M.4.a.
b. Fair value	RCON8783	0			M.4.b.

(1)	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2)	Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3)	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6)	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b. and 4.c.(2), columns A and D.

Schedule RCB 21

Schedule RC-B - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.(1)
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):
a. Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
	0	0	0	0	M.5.a.
b. Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
	0	0	0	0	M.5.b.
c. Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
	0	0	0	0	M.5.c.
d. Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
	0	0	0	0	M.5.d.
e. Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857
	0	0	0	0	M.5.e.
f. Other	RCONB858	RCONB859	RCONB860	RCONB861
	0	0	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b.(1) through (3)):
a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
c. Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
g. Other collateral or reference assets	RCONG372	RCONG373	RCONG374	RCONG375
	0	0	0	0	M.6.g.

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RCCI 22

Schedule RC-C — Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value and (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans			RCONF158	614	1.a.(1)
(2) Other construction loans, all land development, other land loans			RCONF159	61,409	1.a.(2)
b. Secured by farmland (incl. farm residential & other improvements)			RCON1420	1,726	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	80,704	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens			RCON5367	146,242	1.c.(2)(a)
(b) Secured by junior liens			RCON5368	25,272	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			RCON1460	8,266	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	287,229	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			RCONF161	137,563	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:
(1) To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.(1)
(2) To other commercial banks in the U.S.	RCONB533	0			2.a.(2)
b. To other depository institutions in the U.S.	RCONB534	0			2.b.
c. To banks in foreign countries:
(1) To foreign branches of other U.S. banks	RCONB536	0			2.c.(1)
(2) To other banks in foreign countries	RCONB537	0			2.c.(2)
3. Loans to finance agricultural production and other loans to farmers			RCON1590	11,094	3.
4. Commercial and industrial loans			RCON1766	201,356	4.
a. To U.S. addressees (domicile)	RCON1763	201,356			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	0			4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	2,018	6.b.
c. Automobile loans			RCONK137	5,617	6.c.
d. Other consumer loans (includes single payment, installment, and all student loans)			RCONK207	43,303	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			RCON2107	1	8.
9. Loans to nondepository financial institutions and other loans:
a. Loans to nondepository financial institutions			RCONJ454	0	9.a.
b. Other loans			RCONJ464	500	9.b.
(1) Loans for purchasing or carrying securities (secured/unsecured)
	RCON1545	0			9.b.(1)
(2) All other loans (exclude consumer loans)	RCONJ451	500			9.b.(2)

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RCCI 23

Schedule RC-C - Continued

Part I. Continued

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
10. Lease financing receivables (net of unearned income)			RCON2165	0			10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0					10.a.
b. All other leases	RCONF163	0					10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			RCON2123	26			11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	1,012,888			12.
Memoranda
Dollar Amounts in Thousands				Bil	Mil	Thou

1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans			RCONK158	0			M.1.a.(1)
(2) Other construction loans and all land development and other land loans			RCONK159	0			M.1.a.(2)
b. Loans secured by 1-4 family residential properties			RCONF576	1,324			M.1.b.
c. Secured by multifamily (5 or more) residential properties			RCONK160	0			M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONK161	0			M.1.d.(1)
(2) Loans secured by other nonfarm nonresidential properties			RCONK162	0			M.1.d.(2)
e. Commercial and industrial loans			RCONK256	0			M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.):
(1) To U.S. addressees (domicile)	RCONK163	0					M.1.e.(1)
(2) To non-U.S. addressees (domicile)	RCONK164	0					M.1.e.(2)
f. All other loans (include loans to individuals for household, family, and other personal expenditures)			RCONK165	181			M.1.f.

Itemize loan categories included in Memorandum item 1.f above that exceed 10% of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f):

(1) Loans secured by farm land			RCONK166	0			M.1.f.(1)
(2) Loans to depository institutions and acceptances of other banks			RCONK167	0			M.1.f.(2)
(3) Not applicable
(4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards			RCONK098	0			M.1.f.(4)(a)
(b) Automobile loans			RCONK203	0			M.1.f.(4)(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)			RCONK204	161			M.1.f.(4)(c)
(5) Loans to foreign governments and official institutions			RCONK212	0			M.1.f.(5)
(6) Other loans (2)			RCONK267	0			M.1.f.(6)

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.
(2)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RCCI 24

Schedule RC-C - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
Memorandum item 1.f.(6)(a) is to be completed by: (6)
— Banks with $300 million or more in total assets
— Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f.(6), above	RCONK168	0			M.1.f.(6)(a)
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (3) (4)

(1) Three months or less	RCONA564	61,657			M.2.a.(1)
(2) Over three months through 12 months	RCONA565	16,686			M.2.a.(2)
(3) Over one year through three years	RCONA566	11,326			M.2.a.(3)
(4) Over three years through five years	RCONA567	1,077			M.2.a.(4)
(5) Over five years through 15 years	RCONA568	31,411			M.2.a.(5)
(6) Over 15 years	RCONA569	18,136			M.2.a.(6)

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, col. B) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (3) (5)

(1) Three months or less	RCONA570	334,350			M.2.b.(1)
(2) Over three months through 12 months	RCONA571	31,562			M.2.b.(2)
(3) Over one year through three years	RCONA572	162,344			M.2.b.(3)
(4) Over three years through five years	RCONA573	182,175			M.2.b.(4)
(5) Over five years through 15 years	RCONA574	66,898			M.2.b.(5)
(6) Over 15 years	RCONA575	3,220			M.2.b.(6)
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	181,979			M.2.c.

(3)	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(6)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RCCI 25

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B (7)	RCON2746	0			M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	35,012			M.4.
5. To be completed by banks with $300 million or more in total assets:
Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B) (8)	RCONB837	0			M.5.

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for UBPR purposes.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	N/A			M.6.
Memorandum item 7 is to be completed by all banks.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):
a. Outstanding balance	RCONC779	0			M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	0			M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	RCONF230	0			M.8.a.

Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a) as of December 31, 2010, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	N/A			M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	N/A			M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	2,728			M.9.
Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF578	N/A			M.10.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF579	N/A			M.10.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	N/A			M.10.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF581	N/A			M.10.a.(3)(b)(1)
(2) Secured by junior liens	RCONF582	N/A			M.10.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF583	N/A			M.10.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF584	N/A			M.10.a.(5)
b. Commercial and industrial loans	RCONF585	N/A			M.10.b.

(7)	Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.
(8)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RCCI 26

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit Cards	RCONF586	N/A			M.10.c.(1)
(2) Other revolving credit plans	RCONF587	N/A			M.10.c.(2)
(3) Automobile loans	RCONK196	N/A			M.10.c.(3)
(4) Other consumer loans (includes single payment, installment, and all student loans)	RCONK208	N/A			M.10.c.(4)
d. Other loans	RCONF589	N/A			M.10.d.

11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF590	N/A			M.11.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF591	N/A			M.11.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	N/A			M.11.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF593	N/A			M.11.a.(3)(b)(1)
(2) Secured by junior liens	RCONF594	N/A			M.11.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF595	N/A			M.11.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF596	N/A			M.11.a.(5)
b. Commercial and industrial loans	RCONF597	N/A			M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF598	N/A			M.11.c.(1)
(2) Other revolving credit plans	RCONF599	N/A			M.11.c.(2)
(3) Automobile loans	RCONK195	N/A			M.11.c.(3)
(4) Other consumer loans (includes single payment, installment, and all student loans)	RCONK209	N/A			M.11.c.(4)
d. Other loans	RCONF601	N/A			M.11.d.

Dollar Amounts in Thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

a. Loans secured by real estate	RCONG091	0	RCONG092	0	RCONG093	0	M.12.a.
b. Commercial and industrial loans	RCONG094	0	RCONG095	0	RCONG096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCONG097	0	RCONG098	0	RCONG099	0	M.12.c.
d. All other loans and all leases	RCONG100	0	RCONG101	0	RCONG102	0	M.12.d.

Schedule RCCI 27

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou

Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, part I, item 1.a, column B) that exceeded 100 percent of total risk-based capital (as reported in Schedule RC-R, item 21) as of December 31, 2010.

13. Construction, land development, and other land loans with interest reserves:
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	N/A			M.13.a.

b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))

	RIADG377	N/A			M.13.b.
Memorandum item 14 is to be completed by all banks.
14. Pledged loans and leases	RCONG378	250,251			M.14.
Memorandum item 15 is to be completed for the December report only.
15. Reverse mortgages:
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	N/A			M.15.a.(1)
(2) Proprietary reverse mortgages	RCONJ467	N/A			M.15.a.(2)

Number

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	N/A			M.15.b.(1)
(2) Proprietary reverse mortgages	RCONJ469	N/A			M.15.b.(2)

Dollar Amounts in Thousands		Bil	Mil	Thou
c. Principal amount of reverse mortgage originations that have been sold during the year:
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	N/A			M.15.c.(1)
(2) Proprietary reverse mortgages	RCONJ471	N/A			M.15.c.(2)

Schedule RCCII 28

Schedule RC-C - Continued

Part II. Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

Yes/No
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)	RCON6999	NO	1.

If YES, complete items 2.a and 2.b below , skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below , and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

				Number
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)

			RCON5562	N/A	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4. (1) (Note: Item 4 (1) , divided by the number of loans should NOT exceed $100,000.)			RCON5563	N/A	2.b.

Dollar Amounts in Thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding

3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)):

a. With original amounts of $100,000 or less	RCON5564	13	RCON5565	403	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	63	RCON5567	6,782	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	299	RCON5569	123,222	3.c.

4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4 (1)):

a. With original amounts of $100,000 or less	RCON5570	1544	RCON5571	32,453	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	352	RCON5573	31,912	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	211	RCON5575	51,081	4.c.

(1)	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

Schedule RCCII 29

Schedule RC-C - Continued

Part II. Continued

Agricultural Loans to Small Farms

Yes/No
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)	RCON6860	NO	5.

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

				Number
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)

			RCON5576	N/A	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)			RCON5577	N/A	6.b.

Dollar Amounts in Thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding

7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):

a. With original amounts of $100,000 or less	RCON5578	1	RCON5579	23	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	1	RCON5581	46	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	1	RCON5583	214	7.c.

8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):

a. With original amounts of $100,000 or less	RCON5584	53	RCON5585	1,030	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	11	RCON5587	766	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	10	RCON5589	1,810	8.c.

Schedule RCD 30

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands		Bil	Mil	Thou
ASSETS
1. U.S. Treasury securities	RCON3531	N/A			1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	N/A			2.
3. Securities issued by states and political subdivisions in the U.S.	RCON3533	N/A			3.
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, GNMA	RCONG379	N/A			4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS) (1)	RCONG380	N/A			4.b.
c. All other residential MBS	RCONG381	N/A			4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	RCONK197	N/A			4.d.
e. All other commercial MBS	RCONK198	N/A			4.e.
5. Other debt securities
a. Structured financial products:
(1) Cash	RCONG383	N/A			5.a.(1)
(2) Synthetic	RCONG384	N/A			5.a.(2)
(3) Hybrid	RCONG385	N/A			5.a.(3)
b. All other debt securities	RCONG386	N/A			5.b.
6. Loans:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF604	N/A			6.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF605	N/A			6.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end secured by 1-4 family residential properties and extended under LOC	RCONF606	N/A			6.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF607	N/A			6.a.(3)(b)(1)
(2) Secured by junior liens	RCONF611	N/A			6.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF612	N/A			6.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF613	N/A			6.a.(5)
b. Commercial and industrial loans	RCONF614	N/A			6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF615	N/A			6.c.(1)
(2) Other revolving credit plans	RCONF616	N/A			6.c.(2)
(3) Automobile loans	RCONK199	N/A			6.c.(3)
(4) Other consumer loans (includes single payment, installment, and all student loans)	RCONK210	N/A			6.c.(4)
d. Other loans	RCONF618	N/A			6.d.
7. - 8. Not applicable
9. Other trading assets	RCON3541	N/A			9.
10. Not applicable
11. Derivatives with a positive fair value (from Schedule RC-Q, item 5.a., column A)	RCON3543	N/A			11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	N/A			12.
LIABILITIES
13.
a. Liability for short positions	RCON3546	N/A			13.a.
b. Other trading liabilities	RCONF624	N/A			13.b.
14. Derivatives with a negative fair value (from Schedule RC-Q, item 10.a., column A)	RCON3547	N/A			14.
15. Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)	RCON3548	N/A			15.

(1)	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RCD 31

Schedule RC-D - Continued

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, item 6.a.(1) through 6.d):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF625	N/A			M.1.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF626	N/A			M.1.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	N/A			M.1.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF628	N/A			M.1.a.(3)(b)(1)
(2) Secured by junior liens	RCONF629	N/A			M.1.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF630	N/A			M.1.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF631	N/A			M.1.a.(5)
b. Commercial and industrial loans	RCONF632	N/A			M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF633	N/A			M.1.c.(1)
(2) Other revolving credit plans	RCONF634	N/A			M.1.c.(2)
(3) Automobile loans	RCONK200	N/A			M.1.c.(3)
(4) Other consumer loans (includes single payment, installment, and all student loans)	RCONK211	N/A			M.1.c.(4)
d. Other loans	RCONF636	N/A			M.1.d.
2. Loans measured at fair value that are past due 90 days or more:
a. Fair value	RCONF639	N/A			M.2.a.
b. Unpaid principal balance	RCONF640	N/A			M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):
a. Trust preferred securities issued by financial institutions	RCONG299	N/A			M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	N/A			M.3.b.
c. Corporate and similar loans	RCONG333	N/A			M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	N/A			M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	N/A			M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	N/A			M.3.f.
g. Other collateral or reference assets	RCONG652	N/A			M.3.g.
4. Pledged trading assets:
a. Pledged securities	RCONG387	N/A			M.4.a.
b. Pledged loans	RCONG388	N/A			M.4.b.

Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.
5. Asset-backed securities:
a. Credit card receivables	RCONF643	N/A			M.5.a.
b. Home equity lines	RCONF644	N/A			M.5.b.
c. Automobile loans	RCONF645	N/A			M.5.c.
d. Other consumer loans	RCONF646	N/A			M.5.d.
e. Commercial and industrial loans	RCONF647	N/A			M.5.e.
f. Other	RCONF648	N/A			M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	N/A			M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):
a. Readily determinable fair values	RCONF652	N/A			M.7.a.
b. Other	RCONF653	N/A			M.7.b.
8. Loans pending securitization	RCONF654	N/A			M.8.

Schedule RCD 32

Schedule RC-D - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):
a. TEXTF655	RCONF655	N/A			M.9.a.
b. TEXTF656	RCONF656	N/A			M.9.b.
c. TEXTF657	RCONF657	N/A			M.9.c.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):
a. TEXTF658	RCONF658	N/A			M.10.a.
b. TEXTF659	RCONF659	N/A			M.10.b.
c. TEXTF660	RCONF660	N/A			M.10.c.

Schedule RCE 33

Schedule RC-E - Deposit Liabilities

Dollar Amounts in Thousands	(Column A) Total transaction accounts (including total demand deposits)		(Column B) Memo: Total demand deposits (1) (included in column A)		(Column C) Total nontransaction accounts (including MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations	RCONB549	99,505			RCONB550	1,073,771	1.
2. U.S. Government	RCON2202	0			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	4,651			RCON2530	175,752	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	0			RCONB552	0	4.
5. Banks in foreign countries	RCON2213	0			RCON2236	0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	0			RCON2377	0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	104,156	RCON2210	92,883	RCON2385	1,249,523	7.

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	19,754			M.1.a.
b. Total brokered deposits	RCON2365	14,606			M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above): (2)
(1) Brokered deposits of less than $100,000	RCON2343	1,099			M.1.c.	(1)
(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	13,507			M.1.c.	(2)
d. Maturity data for brokered deposits:
(1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	438			M.1.d.	(1)
(2) Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	9,631			M.1.d.	(2)
(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	0			M.1.d.	(3)

e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)

	RCON5590	N/A			M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0			M.1.f.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):
a. Savings deposits:
(1) Money market deposit accounts (MMDAs)	RCON6810	211,681			M.2.a.	(1)
(2) Other savings deposits (excludes MMDAs)	RCON0352	766,470			M.2.a.	(2)
b. Total time deposits of less than $100,000	RCON6648	89,857			M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	77,017			M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	104,498			M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above.	RCONF233	3,312			M.2.e.

(1)	Include interest-bearing and noninterest-bearing demand deposits.
(2)	The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.

Schedule RCE 34

Schedule RC-E - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
3. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1) (2)
(1) Three months or less	RCONA579	26,655			M.3.a.(1)
(2) Over three months through 12 months	RCONA580	37,426			M.3.a.(2)
(3) Over one year through three years	RCONA581	18,005			M.3.a.(3)
(4) Over three years	RCONA582	7,771			M.3.a.(4)
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	RCONA241	64,081			M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1) (4)
(1) Three months or less	RCONA584	124,681			M.4.a.(1)
(2) Over three months through 12 months	RCONA585	31,202			M.4.a.(2)
(3) Over one year through three years	RCONA586	12,460			M.4.a.(3)
(4) Over three years	RCONA587	13,172			M.4.a.(4)
b. Tim e deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONK221	62,555			M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONK222	93,328			M.4.c.

(1)	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2)	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3)	Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4)	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.c and 2.d.

Schedule RCF 35

Schedule RC-F - Other Assets

Dollar Amounts in Thousands				Bil	Mil	Thou
1. Accrued interest receivable (1)			RCONB556	7,318			1.
2. Net deferred tax assets (2)			RCON2148	17,783			2.
3. Interest-only strips receivable (not in the form of a security) on: (3)
a. Mortgage loans			RCONA519	0			3.a.
b. Other financial assets			RCONA520	0			3.b.
4. Equity securities that DO NOT have readily determinable fair values (4)			RCON1752	2,456			4.
5. Life insurance assets:
a. General account life insurance assets			RCONK201	0			5.a.
b. Separate account life insurance assets			RCONK202	0			5.b.
c. Hybrid account life insurance assets			RCONK270	0			5.c.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			RCON2168	10,753			6.
a. Prepaid expenses (excluding prepaid assessments)	RCON2166	0					6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0					6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0					6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0					6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0					6.e.
f. Prepaid deposit insurance assessments	RCONJ449	0					6.f.
g. TEXT3549 Fed & State Tax Receivable	RCON3549	2,824					6.g.
h. TEXT3550	RCON3550	0					6.h.
i. TEXT3551	RCON3551	0					6.i.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			RCON2160	38,310			7.

(1)	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”
(3)	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4)	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

Schedule RCG 36

Schedule RC-G - Other Liabilities

Dollar Amounts in Thousands				Bil	Mil	Thou
1.
a. Interest accrued and unpaid on deposits (1)			RCON3645	418			1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			RCON3646	3,732			1.b.
2. Net deferred tax liabilities (2)			RCON3049	0			2.
3. Allowance for credit losses on off-balance sheet credit exposures			RCONB557	418			3.
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			RCON2938	24,752			4.
a. Accounts payable	RCON3066	0					4.a.
b. Deferred compensation liabilities	RCONC011	0					4.b.
c. Dividends declared but not yet payable	RCON2932	0					4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0					4.d.
e. TEXT3552 Unfunded Pension Obligation	RCON3552	12,113					4.e.
f. TEXT3553	RCON3553	0					4.f.
g. TEXT3554	RCON3554	0					4.g.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)			RCON2930	29,320			5.

(1)	For savings banks, include “dividends” accrued and unpaid on deposits.
(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”

Schedule RCK 37

Schedule RC-K - Quarterly Averages (1)

Dollar Amounts in Thousands		Bil	Mil	Thou
ASSETS
1. Interest-bearing balances due from depository institutions	RCON3381	144,615			1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities) (2)	RCONB558	6,629			2.
3. Mortgage-backed securities (2)	RCONB559	142,049			3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.) (2) (3)	RCONB560	181,034			4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0			5.
6. Loans:
a. Total loans	RCON3360	1,035,628			6.a.
b. Loans secured by real estate:
(1) Loans secured by 1-4 family residential properties	RCON3465	251,629			6.b.(1)
(2) All other loans secured by real estate	RCON3466	501,273			6.b.(2)
c. Commercial and industrial loans	RCON3387	213,462			6.c.
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	RCONB561	0			6.d.(1)
(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	57,757			6.d.(2)
7. To be completed by banks with $100 million or more in total assets:
Trading assets (4)	RCON3401	0			7.
8. Lease financing receivables (net of unearned income)	RCON3484	0			8.
9. Total assets (5)	RCON3368	1,576,796			9.
LIABILITIES
10. Interest-bearing transaction accounts (interest-bearing demand deposits , NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	30,491			10.
11. Nontransaction accounts:
a. Savings deposits (includes MMDAs)	RCONB563	996,981			11.a.
b. Time deposits of $100,000 or more	RCONA514	193,689			11.b.
c. Time deposits of less than $100,000	RCONA529	90,689			11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	233			12.
13. To be completed by banks with $100 million or more in total assets:
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (4)	RCON3355	56			13.

Memorandum

Dollar Amounts in Thousands		Bil	Mil	Thou

Memorandum item 1 is to be completed by: (4)

— banks with $300 million or more in total assets, and

— banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.

1. Loans to finance agricultural production and other loans to farmers	RCON3386	11,508			M.1.

(1)	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2)	Quarterly averages for all debt securities should be based on amortized cost.
(3)	Quarterly averages for all equity securities should be based on historical cost.
(4)	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.
(5)	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RCL 38

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands						Bil	Mil	Thou
1. Unused commitments:
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines					RCON3814	57,204			1.a.
Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.
(1) Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)					RCONJ477	N/A			1.a.(1)
(2) Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)					RCONJ478	N/A			1.a.(2)
b. Credit card lines					RCON3815	0			1.b.

Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) (1)

(1) Unused consumer credit card lines					RCONJ455	0			1.b.(1)
(2) Other unused credit card lines					RCONJ456	0			1.b.(2)
c. Commitments to fund commercial real estate, construction, and land development loans:
(1) Secured by real estate:
(a) 1-4 family residential construction loan commitments					RCONF164	380			1.c.(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments					RCONF165	15,874			1.c.(1)(b)
(2) NOT secured by real estate					RCON6550	0			1.c.(2)
d. Securities underwriting					RCON3817	0			1.d.
e. Other unused commitments:
(1) Commercial and industrial loans					RCONJ457	40,300			1.e.(1)
(2) Loans to financial institutions					RCONJ458	0			1.e.(2)
(3) All other unused commitments					RCONJ459	9,760			1.e.(3)
2. Financial standby letters of credit					RCON3819	11,057			2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of financial standby letters of credit conveyed to others					RCON3820	0			2.a.
3. Performance standby letters of credit					RCON3821	8,734			3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of performance standby letters of credit conveyed to others					RCON3822	0			3.a.
4. Commercial and similar letters of credit					RCON3411	0			4.
5. Not applicable
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)					RCON3433	0			6.

Dollar Amounts in Thousands	(Column A) Sold Protection		(Column B) Purchased Protection
7. Credit derivatives:
a. Notional amounts:
(1) Credit default swaps	RCONC968	0	RCONC969	0					7.a.(1)
(2) Total return swaps	RCONC970	0	RCONC971	0					7.a.(2)
(3) Credit options	RCONC972	0	RCONC973	0					7.a.(3)
(4) Other credit derivatives	RCONC974	0	RCONC975	0					7.a.(4)
b. Gross fair values:
(1) Gross positive fair value	RCONC219	0	RCONC221	0					7.b.(1)
(2) Gross negative fair value	RCONC220	0	RCONC222	0					7.b.(2)

(1)	The asset size tests and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in the June 30, 2010, Report of Condition.

Schedule RCL 39

Schedule RC-L - Continued

Dollar Amounts in Thousands		Bil	Mil	Thou
7.c. Notional amounts by regulatory capital treatment: (1)
(1) Positions covered under the Market Risk Rule:
(a) Sold protection	RCONG401	0			7.c.(1)(a)
(b) Purchased protection	RCONG402	0			7.c.(1)(b)
(2) All other positions:
(a) Sold protection	RCONG403	0			7.c.(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0			7.c.(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0			7.c.(2)(c)

Dollar Amounts in Thousands	(Column A) Remaining Maturity of: One Year or Less		(Column B) Remaining Maturity of: Over One Year Through Five Years		(Column C) Remaining Maturity of: Over Five Years
7.d. Notional amounts by remaining maturity:
(1) Sold credit protection: (2)
(a) Investment grade	RCONG406	0	RCONG407	0	RCONG408	0	7.d.(1)(a)
(b) Subinvestment grade	RCONG409	0	RCONG410	0	RCONG411	0	7.d.(1)(b)
(2) Purchased credit protection: (3)
(a) Investment grade	RCONG412	0	RCONG413	0	RCONG414	0	7.d.(2)(a)
(b) Subinvestment grade	RCONG415	0	RCONG416	0	RCONG417	0	7.d.(2)(b)

Dollar Amounts in Thousands		Bil	Mil	Thou
8. Spot foreign exchange contracts	RCON8765	0			8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0			9.
a. Securities borrowed	RCON3432	0			9.a.
b. Commitments to purchase when-issued securities	RCON3434	0			9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0			9.c.
d. TEXT3555	RCON3555	0			9.d.
e. TEXT3556	RCON3556	0			9.e.
f. TEXT3557	RCON3557	0			9.f.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0			10.
a. Commitments to sell when-issued securities	RCON3435	0			10.a.
b. TEXT5592	RCON5592	0			10.b.
c. TEXT5593	RCON5593	0			10.c.
d. TEXT5594	RCON5594	0			10.d.
e. TEXT5595	RCON5595	0			10.e.
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0			11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0			11.b.

(1)	Sum of items 7.c.(1)(a) and 7.c.(2)(a) must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
(2)	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
(3)	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

Schedule RCL 40

Schedule RC-L - Continued

Derivatives Position Indicators

Dollar Amounts in Thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):
a. Futures contracts	RCON8693	RCON8694	RCON8695	RCON8696
	0	0	0	0	12.a.
b. Forward contracts	RCON8697	RCON8698	RCON8699	RCON8700
	0	0	0	0	12.b.
c. Exchange-traded option contracts:
(1) Written options	RCON8701	RCON8702	RCON8703	RCON8704
	0	0	0	0	12.c.(1)
(2) Purchased options	RCON8705	RCON8706	RCON8707	RCON8708
	0	0	0	0	12.c.(2)
d. Over-the-counter option contracts:
(1) Written options	RCON8709	RCON8710	RCON8711	RCON8712
	0	0	0	0	12.d.(1)
(2) Purchased options	RCON8713	RCON8714	RCON8715	RCON8716
	0	0	0	0	12.d.(2)
e. Swaps	RCON3450	RCON3826	RCON8719	RCON8720
	0	0	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126	RCONA127	RCON8723	RCON8724
	0	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725	RCON8726	RCON8727	RCON8728
	0	0	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589
	0				14.a.
15. Gross fair values of derivative contracts:
a. Contracts held for trading:
(1) Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736
	0	0	0	0	15.a.(1)
(2) Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740
	0	0	0	0	15.a.(2)
b. Contracts held for purposes other than trading:
(1) Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744
	0	0	0	0	15.b.(1)
(2) Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748
	0	0	0	0	15.b.(2)

Schedule RCL 41

Schedule RC-L - Continued

Item 16 is to be completed only by banks with total assets of $10 billion or more.(1)

Dollar Amounts in Thousands	(Column A) Banks and Securities Firms	(Column B) Monoline Financial Guarantors	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties
16. Over-the-counter derivatives:
a. Net current credit exposure	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
	N/A	N/A	N/A	N/A	N/A	16.a.
b. Fair value of collateral:
(1) Cash - U.S. dollar	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
	N/A	N/A	N/A	N/A	N/A	16.b.(1)
(2) Cash - Other currencies	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
	N/A	N/A	N/A	N/A	N/A	16.b.(2)
(3) U.S. Treasury securities	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
	N/A	N/A	N/A	N/A	N/A	16.b.(3)
(4) U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438 N/A	RCONG439 N/A	RCONG440 N/A	RCONG441 N/A	RCONG442 N/A	16.b.(4)
(5) Corporate bonds	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
	N/A	N/A	N/A	N/A	N/A	16.b.(5)
(6) Equity securities	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
	N/A	N/A	N/A	N/A	N/A	16.b.(6)
(7) All other collateral	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
	N/A	N/A	N/A	N/A	N/A	16.b.(7)
(8) Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458 N/A	RCONG459 N/A	RCONG460 N/A	RCONG461 N/A	RCONG462 N/A	16.b.(8)

(1)	The $10 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RCM 42

Schedule RC-M - Memoranda

Dollar Amounts in Thousands				Bil	Mil	Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			RCON6164			26,193	1.a.
Number
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	6					1.b.
2. Intangible assets other than goodwill:
a. Mortgage servicing assets			RCON3164			1,630	2.a.
(1) Estimated fair value of mortgage servicing assets	RCONA590	1,630					2.a.(1)
b. Purchased credit card relationships and nonmortgage servicing assets			RCONB026			0	2.b.
c. All other identifiable intangible assets			RCON5507			0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)			RCON0426			1,630	2.d.
3. Other real estate owned:
a. Construction, land development, and other land			RCON5508			0	3.a.
b. Farmland			RCON5509			0	3.b.
c. 1-4 family residential properties			RCON5510			0	3.c.
d. Multifamily (5 or more) residential properties			RCON5511			0	3.d.
e. Nonfarm nonresidential properties			RCON5512			1,800	3.e.
f. Foreclosed properties from “GNMA loans”			RCONC979			0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)			RCON2150			1,800	3.g.
4. Not applicable
5. Other borrowed money:
a. Federal Home Loan Bank advances:
(1) Advances with a remaining maturity or next repricing date of: (1)
(a) One year or less			RCONF055			0	5.a.(1)(a)
(b) Over one year through three years			RCONF056			0	5.a.(1)(b)
(c) Over three years through five years			RCONF057			0	5.a.(1)(c)
(d) Over five years			RCONF058			0	5.a.(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (2)			RCON2651			0	5.a.(2)
(3) Structured advances (included in items 5.a.(1)(a)-(d) above)			RCONF059			0	5.a.(3)
b. Other borrowings:
(1) Other borrowings with a remaining maturity or next repricing date of: (3)
(a) One year or less			RCONF060			0	5.b.(1)(a)
(b) Over one year through three years			RCONF061			0	5.b.(1)(b)
(c) Over three years through five years			RCONF062			0	5.b.(1)(c)
(d) Over five years			RCONF063			0	5.b.(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (4)			RCONB571			0	5.b.(2)
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)			RCON3190			0	5.c.

(1)	Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
(2)	Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
(3)	Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
(4)	Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

Schedule RCM 43

Schedule RC-M - Continued

				Yes/No
6. Does the reporting bank sell private label or third party mutual funds and annuities?			RCONB569	YES			6.

Dollar Amounts in Thousands				Bil	Mil	Thou
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities			RCONB570			0	7.

8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)	TEXT4087	http://www.scnb.com					8.

				Yes/No
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?			RCON4088	YES			9.

Dollar Amounts in Thousands				Bil	Mil	Thou
10. Secured liabilities:
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)			RCONF064			0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))			RCONF065			0	10.b.

				Yes/No
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?			RCONG463	YES			11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?			RCONG464	YES			12.

Dollar Amounts in Thousands				Bil	Mil	Thou
13. Assets covered by loss-sharing agreements with the FDIC:
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):
(1) Loans secured by real estate:
(a) Construction, land development, and other land loans:
(1) 1-4 family residential construction loans			RCONK169			0	13.a.(1)(a)(1)
(2) Other construction loans and all land development and other land loans			RCONK170			0	13.a.(1)(a)(2)
(b) Secured by farm land			RCONK171			0	13.a.(1)(b)
(c) Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONK172			0	13.a.(1)(c)(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens			RCONK173			0
							13.a.(1)(c)(2)(a)
(b) Secured by junior liens			RCONK174			0
							13.a.(1)(c)(2)(b)
(d) Secured by multifamily (5 or more) residential properties			RCONK175			0	13.a.(1)(d)
(e) Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONK176			0	13.a.(1)(e)(1)
(2) Loans secured by other nonfarm nonresidential properties			RCONK177			0	13.a.(1)(e)(2)
(2) Not applicable
(3) Commercial and industrial loans			RCONK179			0	13.a.(3)

Schedule RCM 44

Schedule RC-M - Continued

Dollar Amounts in Thousands		Bil	Mil	Thou
(4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	RCONK180	0			13.a.(4)(a)
(b) Automobile loans	RCONK181	0			13.a.(4)(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK182	0			13.a.(4)(c)
(5) All other loans and all leases	RCONK183	0			13.a.(5)

Itemize the categories of loans and leases (as defined in Schedule RC-C, part I) included in item 13.a.(5) above that exceed 10% of total loans and leases covered by loss-sharing agreements with the FDIC (sum of items 13.a.(1) through (5)):

(a) Loans to depository institutions and acceptances of other banks	RCONK184	0			13.a.(5)(a)
(b) Loans to foreign governments and official institutions	RCONK185	0			13.a.(5)(b)
(c) Other loans (1)	RCONK186	0			13.a.(5)(c)
Item 13.a.(5)(c)(1) is to be completed by: (2)
— Banks with $300 million or more in total assets
— Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3 exceeding five percent of total loans
(1) Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	RCONK178	0			13.a.(5)(c)(1)
(d) Lease financing receivables	RCONK273	0			13.a.(5)(d)
b. Other real estate owned (included in Schedule RC, item 7):
(1) Construction, land development, and other land	RCONK187	0			13.b.(1)
(2) Farm land	RCONK188	0			13.b.(2)
(3) 1-4 family residential properties	RCONK189	0			13.b.(3)
(4) Multifamily (5 or more) residential properties	RCONK190	0			13.b.(4)
(5) Nonfarm nonresidential properties	RCONK191	0			13.b.(5)
(6) Not applicable
(7) Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	RCONK192	0			13.b.(7)
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0			13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCONJ462	0			13.d.
14. Captive insurance and reinsurance subsidiaries:
a. Total assets of captive insurance subsidiaries (3)	RCONK193	0			14.a.
b. Total assets of captive reinsurance subsidiaries (3)	RCONK194	0			14.b.

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.
(3)	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

Schedule RCN 45

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	RCONF173	4,250	RCONF175	0	RCONF177	17,976	1.a.(2)
b. Secured by farmland	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	123	RCON5399	0	RCON5400	3,912	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	RCONC236	2,016	RCONC237	0	RCONC229	5,949	1.c.(2)(a)
(b) Secured by junior liens	RCONC238	1,142	RCONC239	0	RCONC230	628	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	RCON3499	0	RCON3500	0	RCON3501	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	3,932	RCONF180	0	RCONF182	25,961	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	RCONF179	0	RCONF181	0	RCONF183	19,727	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	RCONB834	0	RCONB835	0	RCONB836	0	2.
3. Not applicable
4. Commercial and industrial loans	RCON1606	11,612	RCON1607	0	RCON1608	17,108	4.
5. Loans to individuals for household, family, and other personal expenditures:

a. Credit cards	RCONB575	0	RCONB576	0	RCONB577	0	5.a.
b. Automobile loans	RCONK213	92	RCONK214	0	RCONK215	7	5.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK216	279	RCONK217	0	RCONK218	714	5.c.
6. Loans to foreign governments and official institutions	RCON5389	0	RCON5390	0	RCON5391	0	6.
7. All other loans (1)	RCON5459	4	RCON5460	0	RCON5461	90	7.
8. Lease financing receivables	RCON1226	0	RCON1227	0	RCON1228	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505	0	RCON3506	0	RCON3507	0	9.

(1)	Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RCN 46

Schedule RC-N - Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in items 10 and 11 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC	RCONK036	0	RCONK037	0	RCONK038	0	10.
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked “GNMA loans”)	RCONK039	0	RCONK040	0	RCONK041	0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10	RCONK042	0	RCONK043	0	RCONK044	0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans:
(a) 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	11.a.(1)(a)
(b) Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	0	11.a.(1)(b)
(2) Secured by farm land	RCONK051	0	RCONK052	0	RCONK053	0	11.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	11.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONK057	0	RCONK058	0	RCONK059	0	11.a.(3)(b)(1)
(2) Secured by junior liens	RCONK060	0	RCONK061	0	RCONK062	0	11.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONK063	0	RCONK064	0	RCONK065	0	11.a.(4)
(5) Secured by nonfarm nonresidential properties:
(a) Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	11.a.(5)(a)
(b) Loans secured by other nonfarm nonresidential properties	RCONK069	0	RCONK070	0	RCONK071	0	11.a.(5)(b)
b. Not applicable
c. Commercial and industrial loans	RCONK075	0	RCONK076	0	RCONK077	0	11.c.

Schedule RCN 47

Schedule RC-N - Continued

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	RCONK078	0	RCONK079	0	RCONK080	0	11.d.(1)
(2) Automobile loans	RCONK081	0	RCONK082	0	RCONK083	0	11.d.(2)
(3) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK084	0	RCONK085	0	RCONK086	0	11.d.(3)
e. All other loans and all leases	RCONK087	0	RCONK088	0	RCONK089	0	11.e.
Itemize the past due and nonaccrual amounts included in item 11.e above for the loan and lease categories for which amounts were reported in Schedule RC-M , items 13.a.(5)(a) through (d):
(1) Loans to depository institutions & acceptances of other banks	RCONK091	0	RCONK092	0	RCONK093	0	11.e.(1)
(2) Loans to foreign governments and official institutions	RCONK095	0	RCONK096	0	RCONK097	0	11.e.(2)
(3) Other loans (1)	RCONK099	0	RCONK100	0	RCONK101	0	11.e.(3)
Memo item 11.e.(3)(a) is to be completed by: (2)
— Banks with $300 million or more in total assets
— Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	RCONK072	0	RCONK073	0	RCONK074	0	11.e.(3)(a)
(4) Lease financing receivables	RCONK269	0	RCONK271	0	RCONK272	0	11.e.(4)
f. Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements	RCONK102	0	RCONK103	0	RCONK104	0	11.f.

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.”, and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RCN 48

Schedule RC-N - Continued

Memoranda

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.(1)
(2) Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	6,105	M.1.a.(2)
b. Loans secured by 1-4 family residential properties	RCONF661	1,324	RCONF662	0	RCONF663	1,683	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	13,075	M.1.d.(1)
(2) Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	1,640	M.1.d.(2)
e. Commercial and industrial loans	RCONK257	0	RCONK258	0	RCONK259	5,354	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.): (1)
(1) To U.S. addressees (domicile)	RCONK120	0	RCONK121	0	RCONK122	5,354	M.1.e.(1)
(2) To non-U.S. addressees (domicile)	RCONK123	0	RCONK124	0	RCONK125	0	M.1.e.(2)
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK126	181	RCONK127	0	RCONK128	37	M.1.f.

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RCN 49

Schedule RC-N - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

Itemize loan categories included in Memorandum item 1.f, above that exceed 10% of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C):

(1) Loans secured by farm land	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.(1)
(2) Loans to depository institutions & acceptances of other banks	RCONK134	0	RCONK135	0	RCONK136	0	M.1.f.(2)
(3) Not applicable
(4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	RCONK274	0	RCONK275	0	RCONK276	0	M.1.f.(4)(a)
(b) Automobile loans	RCONK277	0	RCONK278	0	RCONK279	0	M.1.f.(4)(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK280	0	RCONK281	0	RCONK282	0	M.1.f.(4)(c)
(5) Loans to foreign governments and official institutions	RCONK283	0	RCONK284	0	RCONK285	0	M.1.f.(5)
(6) Other loans (1)	RCONK286	0	RCONK287	0	RCONK288	0	M.1.f.(6)
Memorandum item 1.f.(6)(a) is to be completed by: (2)
— Banks with $300 million or more in total assets
— Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding five percent of total loans
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6), above	RCONK138	0	RCONK139	0	RCONK140	0	M.1.f.(6)(a)
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON6558	0	RCON6559	0	RCON6560	0	M.2.

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.” and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RCN 50

Schedule RC-N - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
3. Memo items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets: (1)
a. Loans secured by real estate to non- U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248	0	RCON1249	0	RCON1250	0			M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380	0	RCON5381	0	RCON5382	0			M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254	0	RCON1255	0	RCON1256	0			M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166	0	RCONF167	0	RCONF168	0			M.3.d.
Memo item 4 is to be completed by:

— banks with $300 million or more in total assets

— banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans: (1)

4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON1594	3	RCON1597	0	RCON1583	0			M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8):
a. Loans and leases held for sale	RCONC240	0	RCONC241	0	RCONC226	0			M.5.a.
b. Loans measured at fair value:
(1) Fair value	RCONF664	0	RCONF665	0	RCONF666	0			M.5.b.(1)
(2) Unpaid principal balance	RCONF667	0	RCONF668	0	RCONF669	0			M.5.b.(2)

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
Memorandum item 6 is to be completed by banks with $300 million or more in total assets: (1)
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0					M.6.

Dollar Amounts in Thousands						Bil	Mil	Thou
7. Additions to nonaccrual assets during the quarter					RCONC410	41,809			M.7.
8. Nonaccrual assets sold during the quarter					RCONC411	0			M.8.

(1)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RCO 51

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 11, Memorandum items 1 and 5, and, if applicable, Memorandum items 2, 3, and 6 through 15 each quarter.

Dollar Amounts in Thousands	Bil	Mil	Thou
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	1,444,707	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable	3.
4. Average consolidated total assets	RCONK652	1,487,340	4.
Number
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCONK653	1	4.a.
5. Average tangible equity (1)	RCONK654	135,629	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b)	RCONG803	14,606	9.

Yes/No
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations?	RCONK656	NO	10.

Dollar Amounts in Thousands	Bil	Mil	Thou
If the answer to item 10 is “YES,” complete items 10.a and 10.b.
a. Banker’s bank deduction	RCONK657	N/A	10.a.
b. Banker’s bank deduction limit	RCONK658	N/A	10.b.

Yes/No
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations?	RCONK659	NO	11.

Dollar Amounts in Thousands	Bil	Mil	Thou
If the answer to item 11 is “YES,” complete items 11.a and 11.b.
a. Custodial bank deduction	RCONK660	N/A	11.a.
b. Custodial bank deduction limit	RCONK661	N/A	11.b.

(1)	Tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, item 11.

Schedule RCO 52

Schedule RC-O - Continued

Memoranda

Dollar Amounts in Thousands				Bil	Mil	Thou

1. Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less			RCONF049	786,678			M.1.a.(1)
	Number
(2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	66572					M.1.a.(2)
b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000			RCONF051	638,215			M.1.b.(1)
	Number
(2) Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	706					M.1.b.(2)
c. Retirement deposit accounts of $250,000 or less: (1)
(1) Amount of retirement deposit accounts of $250,000 or less			RCONF045	18,364			M.1.c.(1)
	Number
(2) Number of retirement deposit accounts of $250,000 or less	RCONF046	1755					M.1.c.(2)
d. Retirement deposit accounts of more than $250,000: (1)
(1) Amount of retirement deposit accounts of more than $250,000			RCONF047	1,450			M.1.d.(1)
	Number
(2) Number of retirement deposit accounts of more than $250,000	RCONF048	4					M.1.d.(2)
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)
2. Estimated amount of uninsured deposits, including related interest accrued and unpaid (see instructions) (3)			RCON5597	266,209			M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

a. Legal title TEXTA545							M.3.a.
b. FDIC Certificate Number	RCONA545	0					M.3.b.
4. Not applicable
Memorandum items 5.a and 5.b are to be completed by all banks.
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions): (4)
a. Amount of noninterest-bearing transaction accounts of more than $250,000			RCONJ944	272,115			M.5.a.
	Number
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	305					M.5.b.

(1)	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date excluding the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.
(2)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.
(3)	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d and the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.
(4)	Excludes interest-bearing demand deposits.

Schedule RCO 53

Schedule RC-O - Continued

Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis.

Memoranda (continued)

Dollar Amounts in Thousands		Bil	Mil	Thou
Memorandum items 6 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
6. Criticized and classified item s:
a. Special mention	RCONK663	N/A			M.6.a.
b. Substandard	RCONK664	N/A			M.6.b.
c. Doubtful	RCONK665	N/A			M.6.c.
d. Loss	RCONK666	N/A			M.6.d.
7. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCONK675	N/A			M.7.
8. “Subprime consumer loans” as defined for assessment purposes only in FDIC regulations	RCONK667	N/A			M.8.
9. “Leveraged loans and securities” as defined for assessment purposes only in FDIC regulations	RCONK668	N/A			M.9.
10. Commitments to fund construction, land development, and other land loans secured by real estate:
a. Total unfunded commitments	RCONK676	N/A			M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCONK677	N/A			M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCONK669	N/A			M.11.
12. Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	N/A			M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.g are to be completed by “large institutions” only.

13. Portion of funded loans guaranteed or insured by the U.S. government (excluding FDIC loss-sharing agreements):
a. Construction, land development, and other land loans secured by real estate	RCONK679	N/A			M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCONK680	N/A			M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCONK681	N/A			M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK682	N/A			M.13.d.
e. Commercial and industrial loans	RCONK670	N/A			M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCONK671	N/A			M.13.f.
g. Other consumer loans (includes other revolving credit plans, automobile loans, single payment, installment, and all student loans)	RCONK672	N/A			M.13.g.

Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.
14. Amount of the institution’s largest counterparty exposure	RCONK673	N/A			M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCONK674	N/A			M.15.

Schedule RCP 54

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets (1) and (2) banks with less than $1 billion in total assets at which either 1–4 family residential mortgage loan originations and purchases for resale (2) from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	RCONF066	2,581			1.a.
b. Closed-end junior liens	RCONF067			0	1.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF670			0	1.c.(1)
(2) Principal amount funded under the lines of credit	RCONF671			0	1.c.(2)
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	RCONF068			0	2.a.
b. Closed-end junior liens	RCONF069			0	2.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF672			0	2.c.(1)
(2) Principal amount funded under the lines of credit	RCONF673			0	2.c.(2)
3. 1-4 family residential mortgage loans sold during the quarter:
a. Closed-end first liens	RCONF070	2,184			3.a.
b. Closed-end junior liens	RCONF071			0	3.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF674			0	3.c.(1)
(2) Principal amount funded under the lines of credit	RCONF675			0	3.c.(2)
4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5):
a. Closed-end first liens	RCONF072	397			4.a.
b. Closed-end junior liens	RCONF073			0	4.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF676			0	4.c.(1)
(2) Principal amount funded under the lines of credit	RCONF677			0	4.c.(2)
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i):
a. Closed-end 1-4 family residential mortgage loans	RIADF184	40			5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560			0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:
a. Closed-end first liens	RCONF678			0	6.a.
b. Closed-end junior liens	RCONF679			0	6.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF680			0	6.c.(1)
(2) Principal amount funded under the lines of credit	RCONF681			0	6.c.(2)

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.
(2)	Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.

Schedule RCQ 55

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1)	Had total assets of $500 million or more as of the beginning of their fiscal year; or

(2)	Had total assets of less than $500 million as of the beginning of their fiscal year and either:

(a)	Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(b)	Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
ASSETS
1. Available-for-sale securities	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
	307,442	0	0	307,362	80	1.
2. Federal funds sold and securities purchased under agreements to resell	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
	0	0	0	0	0	2.
3. Loans and leases held for sale	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
	0	0	0	0	0	3.
4. Loans and leases held for investment	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
	0	0	0	0	0	4.
5. Trading assets:
a. Derivative assets	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
	0	0	0	0	0	5.a.
b. Other trading assets	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
	0	0	0	0	0	5.b.
(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
	0	0	0	0	0	5.b.(1)
6. All other assets	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
	307,442	0	0	307,362	80	7.

Schedule RCQ 56

Schedule RC-Q - Continued

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
LIABILITIES
8. Deposits	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
	0	0	0	0	0	9.
10. Trading liabilities:
a. Derivative liabilities	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
	0	0	0	0	0	10.a.
b. Other trading liabilities	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
	0	0	0	0	0	10.b.
11. Other borrow ed money	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
	0	0	0	0	0	11.
12. Subordinated notes and debentures	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
	0	0	0	0	0	12.
13. All other liabilities	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
	0	0	0	0	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
	0	0	0	0	0	14.

Schedule RCQ 57

Schedule RC-Q - Continued

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Memoranda
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):
a. Mortgage servicing assets	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
	0	0	0	0	0	M.1.a.
b. Nontrading derivative assets	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
	0	0	0	0	0	M.1.b.
c. TEXTG546	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
	0	0	0	0	0	M.1.c.
d. TEXTG551	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
	0	0	0	0	0	M.1.d.
e. TEXTG556	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
	0	0	0	0	0	M.1.e.
f. TEXTG561	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
	0	0	0	0	0	M.1.f.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):
a. Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
	0	0	0	0	0	M.2.a.
b. Nontrading derivative liabilities	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
	0	0	0	0	0	M.2.b.
c. TEXTG571	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
	0	0	0	0	0	M.2.c.
d. TEXTG576	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
	0	0	0	0	0	M.2.d.
e. TEXTG581	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
	0	0	0	0	0	M.2.e.
f. TEXTG586	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
	0	0	0	0	0	M.2.f.

Schedule RCR 58

Schedule RC-R - Regulatory Capital

Dollar Amounts in Thousands		Bil	Mil	Thou
Tier 1 capital
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	139,483			1.
2. LESS: Net unrealized gains (losses) on available-for-sale securities (if gain, report as positive value; if loss, report as negative value) (1)	RCON8434	11,323			2.
3. LESS: Net unrealized loss on available-for-sale EQUITY securities (report loss as positive value)	RCONA221	0			3.
4. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCON4336	(9,594)			4.
5. LESS: Nonqualifying perpetual preferred stock	RCONB588	0			5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0			6.
7.
a. LESS: Disallowed goodwill and other disallowed intangible assets	RCONB590	814			7.a.
b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own credit worthiness (if a net gain, report as positive value; if a net loss, report as negative value)	RCONF264	0			7.b.
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)	RCONC227	136,940			8.
9.
a. LESS: Disallowed servicing assets and purchased credit card relationships	RCONB591	163			9.a.
b. LESS: Disallowed deferred tax assets	RCON5610	3,116			9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0			10.
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)	RCON8274	133,661			11.

Tier 2 capital
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0			12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0			13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	13,711			14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0			15.
16. Other Tier 2 capital components	RCONB594	0			16.
17. Tier 2 capital (sum of items 12 through 16)	RCON5311	13,711			17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCON8275	13,711			18.
19. Tier 3 capital allocated for market risk	RCON1395	0			19.
20. Deductions for total risk-based capital	RCONB595	0			20.
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)	RCON3792	147,372			21.

Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	1,576,796			22.
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)	RCONB590	814			23.
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	163			24.
25. LESS: Disallowed deferred tax assets (from item 9.b above)	RCON5610	3,116			25.
26. LESS: Other deductions from assets for leverage capital purposes	RCONB596	0			26.
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)	RCONA224	1,572,703			27.

Adjustments for financial subsidiaries
28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0			28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0			28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0			29.
30. Adjustment to average total assets reported in item 27	RCONB505	0			30.

(1)	Report amount included in Schedule RC, item 26.b, “Accumulated other comprehensive income.”

Schedule RCR 59

Schedule RC-R - Continued

Capital ratios

(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)
31. Tier 1 leverage ratio (2)	RCON7273	0	RCON7204	8.50	31.
32. Tier 1 risk-based capital ratio (3)	RCON7274	0	RCON7206	12.53	32.
33. Total risk-based capital ratio (4)	RCON7275	0	RCON7205	13.82	33.

(2)	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3)	The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4)	The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

Schedule RCR 60

Schedule RC-R - Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

Balance Sheet Asset Categories

Dollar Amounts in Thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk- Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)	RCON0010 166,965	RCONC869 0	RCONB600 145,614	RCONB601 21,351		RCONB602 0	34.
35. Held-to-maturity securities	RCON1754 9,422	RCONB603 0	RCONB604 0	RCONB605 7,313	RCONB606 2,109	RCONB607 0	35.
36. Available-for-sale securities	RCON1773 307,442	RCONB608 19,065	RCONB609 84,550	RCONB610 193,028	RCONB611 8,617	RCONB612 2,182	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225 0		RCONC063 0	RCONC064 0		RCONB520 0	37.
38. Loans and leases held for sale	RCON5369 397	RCONB617 0	RCONB618 0	RCONB619 0	RCONB620 397	RCONB621 0	38.
39. Loans and leases, net of unearned income	RCONB528 1,012,491	RCONB622 0	RCONB623 0	RCONB624 0	RCONB625 148,162	RCONB626 864,329	39.
40. LESS: Allowance for loan and lease losses	RCON3123 43,693	RCON3123 43,693					40.
41. Trading assets	RCON3545 0	RCONB627 0	RCONB628 0	RCONB629 0	RCONB630 0	RCONB631 0	41.
42. All other assets (1)	RCONB639 69,458	RCONB640 4,093	RCONB641 3,407	RCONB642 3,828	RCONB643 77	RCON5339 58,053	42.
43. Total assets (sum of items 34 through 42)	RCON2170 1,522,482	RCONB644 (20,535)	RCON5320 233,571	RCON5327 225,520	RCON5334 159,362	RCON5340 924,564	43.

(1)	Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, direct and indirect investments in real estate ventures, intangible assets, and other assets.

Schedule RCR 61

Schedule RC-R - Continued

Derivatives and Off-Balance Sheet Items

Dollar Amounts in Thousands	(Column A) Face Value or Notional Amount	Credit Conversion Factor		(Column B) Credit Equivalent Amount (1)	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
44. Financial standby letters of credit	RCONB546 11,057	1.00 or 12.5 1.00	(2)	RCONB547 11,057	RCONB548 0	RCONB581 0	RCONB582 0	RCONB583 11,057	44.
45. Performance standby letters of credit	RCON3821 8,734	.50		RCONB650 4,367	RCONB651 0	RCONB652 0	RCONB653 0	RCONB654 4,367	45.
46. Commercial and similar letters of credit	RCON3411 0	.20		RCONB655 0	RCONB656 0	RCONB657 0	RCONB658 0	RCONB659 0	46.
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429 0	1.00		RCONB660 0	RCONB661 0	RCONB662 0		RCONB663 0	47.
48. Securities lent	RCON3433 0	1.00		RCONB664 0	RCONB665 0	RCONB666 0	RCONB667 0	RCONB668 0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250 0	1.00		RCONB669 0	RCONB670 0	RCONB671 0	RCONB672 0	RCONB673 0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCONB541 0	12.5 12.50	(3)	RCONB542 0				RCONB543 0	50.
51. All other financial assets sold with recourse	RCONB675 0	1.00		RCONB676 0	RCONB677 0	RCONB678 0	RCONB679 0	RCONB680 0	51.
52. All other off-balance sheet liabilities	RCONB681 0	1.00		RCONB682 0	RCONB683 0	RCONB684 0	RCONB685 0	RCONB686 0	52.
53. Unused commitments:
a. With an original maturity exceeding one year	RCON3833 64,167	.50		RCONB687 32,084	RCONB688 0	RCONB689 0	RCONB690 0	RCONB691 32,084	53.a.
b. With an original maturity of one year or less to asset-backed commercial paper conduits	RCONG591 0	.10		RCONG592 0	RCONG593 0	RCONG594 0	RCONG595 0	RCONG596 0	53.b.
54. Derivative contracts				RCONA167 0	RCONB693 0	RCONB694 0	RCONB695 0		54.

(1)	Column A multiplied by credit conversion factor.
(2)	For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3)	Or institution-specific factor.

Schedule RCR 62

Schedule RC-R - Continued

Dollar Amounts in Thousands	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
Totals
55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCONB696 233,571	RCONB697 225,520	RCONB698 159,362	RCONB699 972,072	55.
56. Risk weight factor	x 0%	x 20%	x 50%	x 100%	56.
57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCONB700 0	RCONB701 45,104	RCONB702 79,681	RCONB703 972,072	57.
58. Market risk equivalent assets				RCON1651 0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCONB704 1,096,857	59.
60. LESS: Excess allowance for loan and lease losses				RCONA222 30,400	60.
61. LESS: Allocated transfer risk reserve				RCON3128 0	61.
62. Total risk-weighted assets (item 59 minus items 60 and 61)				RCONA223 1,066,457	62.

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0			M.1.

Dollar Amounts in Thousands	(Column A) With a remaining maturity of one year of less		(Column B) With a remaining maturity of over one year through five years		(Column C) With a remaining maturity of over five years
2. Notional principal amounts of derivative contracts: (1)
a. Interest rate contracts	RCON3809	0	RCON8766	0	RCON8767	0	M.2.a.
b. Foreign exchange contracts	RCON3812	0	RCON8769	0	RCON8770	0	M.2.b.
c. Gold contracts	RCON8771	0	RCON8772	0	RCON8773	0	M.2.c.
d. Other precious metals contracts	RCON8774	0	RCON8775	0	RCON8776	0	M.2.d.
e. Other commodity contracts	RCON8777	0	RCON8778	0	RCON8779	0	M.2.e.
f. Equity derivative contracts	RCONA000	0	RCONA001	0	RCONA002	0	M.2.f.

g. Credit derivative contracts: Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:

(1) Investment grade	RCONG597	0	RCONG598	0	RCONG599	0	M.2.g.(1)
(2) Subinvestment grade	RCONG600	0	RCONG601	0	RCONG602	0	M.2.g.(2)

(1)	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RCS 63

Schedule RC-S - Servicing, Securitization, and Asset Sale Activities

Bank Securitization Activities

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705 0	RCONB706 0	RCONB707 0	RCONB708 0	RCONB709 0	RCONB710 0	RCONB711 0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712 0	RCONB713 0	RCONB714 0	RCONB715 0	RCONB716 0	RCONB717 0	RCONB718 0	2.a.
b. Subordinated securities and other residual interests	RCONC393 0	RCONC394 0	RCONC395 0	RCONC396 0	RCONC397 0	RCONC398 0	RCONC399 0	2.b.
c. Standby letters of credit and other enhancements	RCONC400 0	RCONC401 0	RCONC402 0	RCONC403 0	RCONC404 0	RCONC405 0	RCONC406 0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	RCONB726 0	RCONB727 0	RCONB728 0	RCONB729 0	RCONB730 0	RCONB731 0	RCONB732 0	3.
4. Past due loan amounts included in item 1:
a. 30-89 days past due	RCONB733 0	RCONB734 0	RCONB735 0	RCONB736 0	RCONB737 0	RCONB738 0	RCONB739 0	4.a.
b. 90 days or more past due	RCONB740 0	RCONB741 0	RCONB742 0	RCONB743 0	RCONB744 0	RCONB745 0	RCONB746 0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
a. Charge-offs	RIADB747 0	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 0	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 0	5.b.

Schedule RCS 64

Schedule RC-S - Continued

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets
6. Amount of ownership (or seller’s) interests carried as:
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761 0	RCONB762 0			RCONB763 0		6.a.
b. Loans (included in Schedule RC-C)		RCONB500 0	RCONB501 0			RCONB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:
a. 30-89 days past due		RCONB764 0	RCONB765 0			RCONB766 0		7.a.
b. 90 days or more past due		RCONB767 0	RCONB768 0			RCONB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCONB776 0	RCONB777 0	RCONB778 0	RCONB779 0	RCONB780 0	RCONB781 0	RCONB782 0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783 0	RCONB784 0	RCONB785 0	RCONB786 0	RCONB787 0	RCONB788 0	RCONB789 0	10.
Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790 0	RCONB791 0	RCONB792 0	RCONB793 0	RCONB794 0	RCONB795 0	RCONB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797 0	RCONB798 0	RCONB799 0	RCONB800 0	RCONB801 0	RCONB802 0	RCONB803 0	12.

Schedule RCS 65

Schedule RC-S - Continued

Memoranda

Dollar Amounts in Thousands		Bil	Mil	Thou
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance	RCONA249	0			M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0			M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0			M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	122,493			M.2.b.
c. Other financial assets (includes home equity lines) (1)	RCONA591	0			M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0			M.2.d.
3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0			M.3.a.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB807	0			M.3.a.(2)
b. Unused commitments to provide liquidity to conduit structures:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0			M.3.b.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB809	0			M.3.b.(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, col C (2)	RCONC407	N/A			M.4.

(1)	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2)	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instru that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Schedule RCT 66

Schedule RC-T - Fiduciary and Related Services

		Yes/No
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	YES	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	YES	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	YES	3.

If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

•	Items 4 through Items 22 and Memorandum item 3 quarterly,

•	Items 23 through Items 26 annually with the December report, and

•	Memorandum 1, 2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through Items 26 annually with the December report, and

•	Memorandum 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through Items 13 annually with the December report, and

•	Memorandum items 1 through 3 annually with the December report.

FIDUCIARY AND RELATED ASSETS

Dollar Amounts in Thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non- Managed Accounts
4. Personal trust and agency accounts	RCONB868	RCONB869	RCONB870	RCONB871
	N/A	N/A	N/A	N/A	4.
5. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit - defined contribution	RCONB872	RCONB873	RCONB874	RCONB875
	N/A	N/A	N/A	N/A	5.a.
b. Employee benefit - defined benefit	RCONB876	RCONB877	RCONB878	RCONB879
	N/A	N/A	N/A	N/A	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
	N/A	N/A	N/A	N/A	5.c.
6. Corporate trust and agency accounts	RCONB884	RCONB885	RCONC001	RCONC002
	N/A	N/A	N/A	N/A	6.
7. Investment management and investment advisory agency accounts	RCONB886 N/A	RCONJ253 N/A	RCONB888 N/A	RCONJ254 N/A	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	RCONJ256	RCONJ257	RCONJ258
	N/A	N/A	N/A	N/A	8.
9. Other fiduciary accounts	RCONB890	RCONB891	RCONB892	RCONB893
	N/A	N/A	N/A	N/A	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	RCONB895	RCONB896	RCONB897
	N/A	N/A	N/A	N/A	10.
11. Custody and safekeeping accounts		RCONB898		RCONB899
		N/A		N/A	11.
12. Not applicable
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259 N/A	RCONJ260 N/A	RCONJ261 N/A	RCONJ262 N/A	13.

Schedule RCT 67

Schedule RC-T - Continued

FIDUCIARY AND RELATED SERVICES INCOME

Dollar Amounts in Thousands		Bil	Mil	Thou
14. Personal trust and agency accounts	RIADB904			N/A	14.
15. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit - defined contribution	RIADB905			N/A	15.a.
b. Employee benefit - defined benefit	RIADB906			N/A	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907			N/A	15.c.
16. Corporate trust and agency accounts	RIADA479			N/A	16.
17. Investment management and investment advisory agency accounts	RIADJ315			N/A	17.
18. Foundation and endowment trust and agency accounts	RIADJ316			N/A	18.
19. Other fiduciary accounts	RIADA480			N/A	19.
20. Custody and safekeeping accounts	RIADB909			N/A	20.
21. Other fiduciary and related services income	RIADB910			N/A	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070			N/A	22.
23. Less: Expenses	RIADC058			N/A	23.
24. Less: Net losses from fiduciary and related services	RIADA488			N/A	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911			N/A	25.
26. Net fiduciary and related services income	RIADA491			N/A	26.

Memoranda

Dollar Amounts in Thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
1. Managed assets held in fiduciary accounts:
a. Noninterest-bearing deposits	RCONJ263	N/A	RCONJ264	N/A	RCONJ265	N/A	M.1.a.
b. Interest-bearing deposits	RCONJ266	N/A	RCONJ267	N/A	RCONJ268	N/A	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONJ269	N/A	RCONJ270	N/A	RCONJ271	N/A	M.1.c.
d. State, county, and municipal obligations	RCONJ272	N/A	RCONJ273	N/A	RCONJ274	N/A	M.1.d.
e. Money market mutual funds	RCONJ275	N/A	RCONJ276	N/A	RCONJ277	N/A	M.1.e.
f. Equity mutual funds	RCONJ278	N/A	RCONJ279	N/A	RCONJ280	N/A	M.1.f.
g. Other mutual funds	RCONJ281	N/A	RCONJ282	N/A	RCONJ283	N/A	M.1.g.
h. Common trust funds and collective investment funds	RCONJ284	N/A	RCONJ285	N/A	RCONJ286	N/A	M.1.h.
i. Other short-term obligations	RCONJ287	N/A	RCONJ288	N/A	RCONJ289	N/A	M.1.i.
j. Other notes and bonds	RCONJ290	N/A	RCONJ291	N/A	RCONJ292	N/A	M.1.j.
k. Investments in unregistered funds and private equity investments	RCONJ293	N/A	RCONJ294	N/A	RCONJ295	N/A	M.1.k.
l. Other common and preferred stocks	RCONJ296	N/A	RCONJ297	N/A	RCONJ298	N/A	M.1.l.
m. Real estate mortgages	RCONJ299	N/A	RCONJ300	N/A	RCONJ301	N/A	M.1.m.
n. Real estate	RCONJ302	N/A	RCONJ303	N/A	RCONJ304	N/A	M.1.n.
o. Miscellaneous assets	RCONJ305	N/A	RCONJ306	N/A	RCONJ307	N/A	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308	N/A	RCONJ309	N/A	RCONJ310	N/A	M.1.p.

Schedule RCT 68

Schedule RC-T - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
1.q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	N/A	RCONJ312	N/A	M.1.q.

Dollar Amounts in Thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2. Corporate trust and agency accounts:
a. Corporate and municipal trusteeships	RCONB927	N/A	RCONB928	N/A	M.2.a.
(1) Issues reported in Memorandum item 2.a that are in default	RCONJ313	N/A	RCONJ314	N/A	M.2.a.	(1)
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	N/A			M.2.b.

Dollar Amounts in Thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
3. Collective investment funds and common trust funds:
a. Domestic equity	RCONB931	N/A	RCONB932	N/A	M.3.a.
b. International/Global equity	RCONB933	N/A	RCONB934	N/A	M.3.b.
c. Stock/Bond blend	RCONB935	N/A	RCONB936	N/A	M.3.c.
d. Taxable bond	RCONB937	N/A	RCONB938	N/A	M.3.d.
e. Municipal bond	RCONB939	N/A	RCONB940	N/A	M.3.e.
f. Short term investments/Money market	RCONB941	N/A	RCONB942	N/A	M.3.f.
g. Specialty/Other	RCONB943	N/A	RCONB944	N/A	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	N/A	RCONB946	N/A	M.3.h.

Dollar Amounts in Thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	RIADB947	N/A	RIADB948	N/A	RIADB949	N/A	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	N/A	RIADB951	N/A	RIADB952	N/A	M.4.b.
c. Investment management and investment advisory agency accounts	RIADB953	N/A	RIADB954	N/A	RIADB955	N/A	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	N/A	RIADB957	N/A	RIADB958	N/A	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	N/A	RIADB960	N/A	RIADB961	N/A	M.4.e.

Schedule RCT 69

Schedule RC-T - Continued

Memoranda (continued)

Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed:

N/A
Name and Title (TEXT B962)

N/A
E-mail Address (TEXT B926)

N/A
Telephone: Area code/phone number/extension (TEXT B963)

N/A
FAX: Area code/phone number (TEXT B964)

Schedule RCV 70

Schedule RC-V - Variable Interest Entities

Dollar Amounts in Thousands	(Column A) Securitization Vehicles		(Column B) ABCP Conduits		(Column C) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:
a. Cash and balances due from depository institutions	RCONJ981	0	RCONJ982	0	RCONJ983	0	1.a.
b. Held-to-maturity securities	RCONJ984	0	RCONJ985	0	RCONJ986	0	1.b.
c. Available-for-sale securities	RCONJ987	0	RCONJ988	0	RCONJ989	0	1.c.
d. Securities purchased under agreements to resell	RCONJ990	0	RCONJ991	0	RCONJ992	0	1.d.
e. Loans and leases held for sale	RCONJ993	0	RCONJ994	0	RCONJ995	0	1.e.
f. Loans and leases, net of unearned income	RCONJ996	0	RCONJ997	0	RCONJ998	0	1.f.
g. Less: Allowance for loan and lease losses	RCONJ999	0	RCONK001	0	RCONK002	0	1.g.
h. Trading assets (other than derivatives)	RCONK003	0	RCONK004	0	RCONK005	0	1.h.
i. Derivative trading assets	RCONK006	0	RCONK007	0	RCONK008	0	1.i.
j. Other real estate owned	RCONK009	0	RCONK010	0	RCONK011	0	1.j.
k. Other assets	RCONK012	0	RCONK013	0	RCONK014	0	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank
a. Securities sold under agreements to repurchase	RCONK015	0	RCONK016	0	RCONK017	0	2.a.
b. Derivative trading liabilities	RCONK018	0	RCONK019	0	RCONK020	0	2.b.
c. Commercial paper	RCONK021	0	RCONK022	0	RCONK023	0	2.c.
d. Other borrowed money (exclude commercial paper)	RCONK024	0	RCONK025	0	RCONK026	0	2.d.
e. Other liabilities	RCONK027	0	RCONK028	0	RCONK029	0	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a through 1.k above)	RCONK030	0	RCONK031	0	RCONK032	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	RCONK033	0	RCONK034	0	RCONK035	0	4.

Schedule NARR 71

Optional Narrative Statement Concerning the Amounts

Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g, Schedule RC-F, item 6.f, and Schedule RC-O, Memorandum items 6 through 9, 14, and 15, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

Comments? NO

(RCON 6979)

BANK MANAGEMENT STATEMENT (Please type or print clearly):

(TEXT 6980)